                              JEFFERIES GROUP, INC.


                         UNAUDITED FINANCIAL INFORMATION
                          RELATING TO PLANNED SPIN-OFF

================================================================================

                                                                                               PAGE
                                                                                               ----
HIGHLIGHTS


           PLANNED TRANSACTION................................................................   1-3

           UNAUDITED SELECTED HISTORICAL FINANCIAL DATA -- "New JEF"..........................   4

           UNAUDITED PRO FORMA FINANCIAL DATA -- "New JEF"....................................   5-7

APPENDIX

           UNAUDITED ANNUAL STATEMENTS OF EARNINGS -- "New JEF"...............................   A

           UNAUDITED QUARTERLY STATEMENTS OF EARNINGS -- "New JEF"............................   B

           UNAUDITED STATEMENTS OF FINANCIAL CONDITION -- "New JEF"...........................   C

           UNAUDITED SELECTED HISTORICAL FINANCIAL DATA OF JEFFERIES GROUP, INC...............   D


This document contains statements concerning the timing, structure and ramifications of the proposed spin-off and related transactions that are intended to be "forward-looking statements," as that phrase is defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which can be identified by the use of terms such as "plan", "anticipate", "will", "would", "expect", "estimate" or variations of such terms, may not occur as presently anticipated in the event necessary approvals are not obtained or are not obtained on acceptable terms or in the event of adverse developments in the market for Jefferies Group or ITGI securities or in securities markets in general. As a result, no forward-looking statement should be regarded as a representation by Jefferies Group, ITGI or any other person that the presently anticipated events will occur as described herein.

PLANNED TRANSACTION
================================================================================

Jefferies Group, Inc. is a holding company for two principal lines of business: a full-service global investment bank serving institutions and small- to medium-sized corporations (referred to in this document as "New JEF"); and approximately 81 percent-owned Investment Technology Group, Inc. (referred to in this document as "ITGI"), the leading provider of technology-based equity trading services and transaction research to institutional investors and brokers.

On March 17, 1998, Jefferies Group, Inc. and ITGI announced plans to separate New JEF and ITGI through a spin-off. After the spin-off, Jefferies Group stockholders will own 100% of New JEF and approximately 81% of ITGI. The public ITGI stockholders will continue to own approximately 19% of ITGI. The spin-off will be accomplished by a tax-free distribution of 100% of the shares of a new holding company, New JEF, to Jefferies Group stockholders. Jefferies Group's 15 million shares of ITGI would then be its only asset. (As of December 31, 1998, total outstanding shares of ITGI were 18.6 million). The spin-off would be followed immediately by a tax-free merger of Jefferies Group and ITGI.

Leading up to the spin-off and merger, certain events will take place regarding both the capital and legal structures of Jefferies Group, New JEF and ITGI. The following is a summary of the events relating to the spin-off:

      1) In January 1999, Jefferies Group liquidated substantially all of the Capital Accumulation Plan (see pages 5-7 for details).

      2)    Obtain favorable tax ruling from IRS.

      3) Obtain Board of Director approvals for both Jefferies Group and ITGI.

      4)    Solicit and obtain Jefferies Group and ITGI stockholder approvals.

      5) ITGI to declare and pay special cash dividend of $4 per share to all stockholders, including Jefferies Group.

      6) Transfer all non-ITGI assets and liabilities, including long term debt, from Jefferies Group to New JEF or its subsidiaries (see table II on page 3).

      7) Spin-off New JEF to Jefferies Group stockholders (see table III on page 3).

     8) Merge ITGI into Jefferies Group, Inc. (merged company referred to in this document as "New ITGI"). In conjunction with the merger, the publicly-traded shares of ITGI common stock (other than those held by Jefferies Group) will be exchanged for shares of New ITGI pursuant to the exchange ratio. The exchange ratio has been established to provide:

          o the non-Jefferies Group stockholders of ITGI with the same proportionate common stock ownership of New ITGI that they held of ITGI prior to the spin-off (approximately 19%), and
          o the Jefferies Group stockholders, as an entirety, with the same collective percentage ownership of New ITGI that Jefferies Group held of ITGI prior to the merger (approximately 81%).

          The exchange ratio is the ratio of the number of shares of Jefferies Group common stock at the time of the spin-off (estimated to be 23.9 million -- see pages 5-7 for details) divided by the number of ITGI common shares held by Jefferies Group (15 million). (see table IV on page 3).

          In summary, a stockholder of Jefferies Group is expected to receive one share of New JEF and one share of New ITGI (the equivalent of 0.628 shares of ITGI), after the special cash dividend of $4 by ITGI, for each share of Jefferies Group.

      9) Rename New JEF to "Jefferies Group, Inc." and New ITGI to "Investment Technology Group, Inc." Both of the new companies are expected to trade on the New York Stock Exchange.

        I. Equity Ownership Prior to the Transfers, Spin-Off and Merger

                         Jefferies Group, Inc.                                                   Public Stockholders
                            Stockholders                                                              of ITGI
                              |                                                                    (excluding Group)
                             100%                                                                          |
                    ---------------------------                                                            |
                      Jefferies Group, Inc.                                                                |
                      (NYSE: JEF)("Group")                                                                 |
                    ---------------------------                                                            | 19%
                              |                                                                            |
      ---------------------------------------------------------------------------------------------        |
      |                   |            |              |             |             |                |       |
      |                   |            |              |             |           100% of            |       |
     100%               100%          100%           100%          100%     Preferred Stock        81%     |
----------------  -------------- -------------  ------------- ------------- --------------- --------------------------
    Jefferies &      Jefferies    JEF Holding      Jefferies    Jefferies        W&D             Investment
   Company, Inc.  International   Company, Inc.    Analytical    Pacific      Securities,        Technology
    ("JEFCO")       Limited       ("New JEF")       Trading       Limited        Inc,            Group, Inc.
                    ("JIL")                        Group, Inc.   ("JPL")        ("W&D")         (NASD: ITGI)
                                                                                                   ("ITGI")
----------------  -------------- -------------- ------------- ------------- --------------   -------------------------
                        |                                                                               |
                 ---------------                                                                        |
                 |             |                                                                        |
                100%        100%                                                                       100%
            ----------    ---------                                                              --------------
            Jefferies      Jefferies                                                                  ITG Inc.
           (Switzerland)   (Japan)                                                                    ("ITG")
                Ltd.       Limited
            ----------    ---------                                                               --------------


        II. Equity Ownership Immediately After the Transfers

                                Jefferies Group, Inc.                                               Public Stockholders
                                    Stockholders                                                       of ITGI
                                          |                                                           (excluding Group)
                                          |                                                                 |
                                        100%                                                                |
                             -------------------------                                                      |
                               Jefferies Group, Inc.                                                        |
                                     ("Group")                                                             19%
                            --------------------------                                                      |
                            |                        |                                                      |
                            |                        -------------------------------------------            |
                          100%                                 81%                             |            |
             ---------------------------------                                                 ------------------------------------
                       JEF Holding                                                                     Investment Technology
                      Company, Inc.                                                                   Group, Inc. (NASD: ITGI)
                       ("New JEF")                                                                           ("ITGI")
             ---------------------------------                                                 ------------------------------------
                            |                                                                                    |
         ------------------------------------------------------------------------               -----------------------------------
        |                   |               |              |                    |                                |
        |                   |               |              |                100% of                              |
       100%               100%              100%           100%       Preferred Stock                          100%
----------------   ---------------   -------------  -------------   -------------------         -----------------------------------
   Jefferies &         Jefferies        Jefferies     Jefferies             W&D
  Company, Inc.     International      Analytical      Pacific        Securities, Inc.                      ITG Inc.
    ("JEFCO")         Limited           Trading        Limited            ("W&D")                          ("ITG")
                      ("JIL")         Group, Inc.      ("JPL")

----------------   ---------------   -------------  -------------   -------------------         -----------------------------------
                          |
               ------------------
               |                |
             100%             100%
         -------------     ---------
            Jefferies       Jefferies
         (Switzerland)      (Japan)
              Ltd.          Limited
        ---------------    ---------


        III. Equity Ownership Immediately After the Spin-Off

                                                 Jefferies Group, Inc.                            Public Stockholders
                                            /        Stockholders        \                              of ITGI
                                           /                              \                        (excluding Group)
                                          /                                \                               |
                                      100%                                   100%                          |
                     ---------------------------------              -------------------------              |
                         JEF Holding Company, Inc.                    Jefferies Group, Inc.                |
                                (NYSE: JEF)                                 ("Group")                      |
                                ("New JEF")                                                               19%
                     ----------------------------------             ------------------------               |
                                     |                                                    |                |
                                                                                          81%              |
        --------------------------------------------------------------------------        ----------------------------------
        |                   |               |              |                     |
        |                   |               |              |                100% of
       100%               100%              100%           100%       Preferred Stock
----------------   ---------------   -------------  -------------   -------------------          Investment Technology
   Jefferies &         Jefferies        Jefferies     Jefferies             W&D                       Group, Inc.
  Company, Inc.     International      Analytical      Pacific        Securities, Inc.               (NASD: ITGI)
    ("JEFCO")         Limited           Trading        Limited            ("W&D")                      ("ITGI")
                      ("JIL")          Group, Inc.     ("JPL")
----------------   ---------------   -------------  -------------   -------------------     --------------------------------
                          |                                                                                |
               ------------------                                                                          |
               |                |                                                                          |
             100%             100%                                                                        100%
         -------------     ---------                                                             -----------------------
            Jefferies       Jefferies                                                                     ITG Inc.
         (Switzerland)      (Japan)                                                                      ("ITG")
              Ltd.          Limited                                                              -----------------------
        ---------------    ---------


     IV. Equity Ownership Immediately After the Merger and Name Changes



                                                                                             Public Stockholders of New ITGI,
                                                                                            including 81% position represented
                                                                                          by former Jefferies Group Stockholders,
                                                                                          and 19% position represented by former
                                                                                            ITGI Public Stockholders (excluding
                             Jefferies Group, Inc.                                              Group), prior to the Merger
                                 Stockholders                                                                |
                                    |                                                                        |
                                  100%                                                                      100%
                      ---------------------------------                                    --------------------------------------
                            Jefferies Group, Inc.                                             Investment Technology Group, Inc.
                             (formerly known as                                                   (as the renamed Surviving
                          JEF Holding Company, Inc.)                                                 Corporation of the
                                (NYSE: JEF)                                                       (NYSE: ITG) ("New ITGI")
                                ("New JEF")                                                 ----------------------------------
                     ----------------------------------                                                       |
                                     |                                                                        |
        --------------------------------------------------------------------------                          100%
        |                   |               |              |                     |                            |
       100%                100%            100%           100%                  100%                          |
                                                                           of Preferred
                                                                               Stock
----------------   ---------------   -------------  -------------   -------------------              ----------------------
   Jefferies &         Jefferies       Jefferies      Jefferies            W&D
  Company, Inc.     International      Analytical      Pacific        Securities, Inc.                      ITG Inc.
   ("JEFCO")          Limited          Trading        Limited            ("W&D")                             ("ITG")
                       ("JIL")        Group, Inc.      ("JPL")
----------------   ---------------   -------------  -------------   -------------------              -----------------------
                          |
               ------------------
               |                |
             100%             100%
         -------------     ---------
            Jefferies       Jefferies
         (Switzerland)      (Japan)
              Ltd.          Limited
        ---------------    ---------

UNAUDITED SELECTED HISTORICAL FINANCIAL DATA -- "New JEF"
================================================================================

Below is historical financial data of Jefferies Group, Inc., reclassified to show ITGI as a discontinued operation and New JEF as the continuing, successor corporation to Jefferies Group, Inc. assuming the spin-off is consummated. (FOR A SUMMARY OF HISTORICAL FINANCIAL INFORMATION OF JEFFERIES GROUP, INC., SEE APPENDIX D.)


(DOLLARS IN THOUSANDS
EXCEPT PER SHARE AMOUNTS)                    THREE MONTHS ENDED                           YEAR ENDED DECEMBER 31,
                                         -------------------------     ------------------------------------------------------------
                                         DECEMBER 31,  DECEMBER 31,
                                           1998             1997         1998         1997         1996         1995         1994
                                         -------------------------     ------------------------------------------------------------
STATEMENT OF EARNINGS
Net revenues                                $135,192    $180,887       $515,462     $569,528     $369,183     $279,939     $206,968

Earnings from continuing operations,
       net of income taxes                     9,616      13,130         36,201       41,356       24,414       16,422        6,632
Earnings from discontinued operations,
       net of income taxes and
       minority interest(a)                    9,088       4,872         33,481       22,211       19,146       12,107       13,592
                                            --------    --------       --------     --------     --------     --------     --------
Net earnings                                $ 18,704    $ 18,002       $ 69,682     $ 63,567     $ 43,560     $ 28,529     $ 20,224

DILUTED EARNINGS PER SHARE
Continuing operations,
       net of income taxes                  $   0.42    $   0.59       $   1.58     $   1.85     $   1.04     $   0.69     $   0.27
Discontinued operations,
     net of income taxes
     and minority interest(a)                   0.37        0.20           1.38         0.95         0.80         0.50         0.54
                                            --------    --------       --------     --------     --------     --------     --------
Diluted earnings per share                  $   0.79    $   0.79       $   2.96     $   2.80     $   1.84     $   1.19     $   0.81


                                                                                     AS OF DECEMBER 31,
                                                       --------------------------------------------------------------------------
FINANCIAL CONDITION                                       1998             1997            1996            1995            1994
                                                       --------------------------------------------------------------------------
Cash, cash equivalents, and short-term investments     $  161,809      $  173,202      $  136,480      $   54,861      $   52,087
Net assets of discontinued operations                     108,333          65,057          40,789          22,598          11,257
Total assets                                            2,617,864       2,058,106       1,533,906       1,519,949       1,538,126
Long-term debt                                            149,387         149,290          52,987          56,322          59,570
Stockholders' equity                                      334,775         242,756         195,445         186,261         163,235

SELECTED RATIOS:
Pre-tax margin (as a % of net revenue)
     on continuing operations                                  11%             12%             11%             10%              6%
Return on average equity for continuing operations             18%             26%             15%             10%              4%


      (a) Included in discontinued operations are Jefferies Group's costs associated with the spin-off of $3.5 million or $.15 per diluted share and $1.5 million or $.07 per diluted share for the year and three months ended December 31, 1998, respectively.

UNAUDITED PRO FORMA FINANCIAL DATA -- "New JEF"
================================================================================
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION OF NEW JEF (EXCLUDING DISCONTINUED OPERATION)

The following unaudited pro forma condensed consolidated Statement of Financial Condition of New JEF as of December 31, 1998 has been derived from unaudited financial statements prepared by New JEF. These financial statements reflect the financial condition of New JEF assuming the transfer and spin-off are consummated. In the opinion of management, the unaudited pro forma statement of financial condition, which gives effect to the spin-off as if it had occurred on December 31, 1998, includes all significant, normal and recurring adjustments necessary for the fair presentation of the financial position. The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position that will actually occur when the transaction is consummated.

In connection with the spin-off, it is anticipated that certain events will take place that will increase both New JEF's stockholders' equity and the number of shares outstanding. Following is a summary of such events:


1. Prior to the spin-off, ITGI will declare and pay a special cash dividend to all of its shareholders, including Jefferies Group. For purposes of this pro forma statement of financial condition, the special cash dividend is assumed to be $4 per share. Jefferies Group owns 15 million shares of ITGI and would receive approximately $60 million. Prior to the spin-off, Jefferies Group will contribute its entire share of the special cash dividend to New JEF or its subsidiaries.

2. In January 1999, Jefferies Group liquidated substantially all of the Jefferies Group Capital Accumulation Plan which resulted in the issuance of approximately 1.5 million shares of Jefferies Group stock and a cash payment of approximately $40 million (the "Jefferies Group CAP Plan Termination"). In connection with the Jefferies Group CAP Plan Termination, Jefferies Group expects to realize a tax benefit of approximately $23 million. The obligation under the Jefferies Group CAP Plan, which had been fully accrued on Jefferies Group's statement of financial condition, was eliminated upon the issuance of shares and payment of cash pursuant to, and coincident with, the liquidation of the Jefferies Group CAP Plan.

3. Prior to the spin-off, Jefferies Group will accelerate the vesting of all outstanding options issued prior to January 1, 1998 and issue restricted stock to certain employees. Jefferies Group will not adjust the terms of the outstanding stock options that were issued prior to January 1, 1998 to reflect the economic impact of the spin-off. As such, it is anticipated that all options issued prior to January 1, 1998, will be exercised before the spin-off and will result in net exercise proceeds of $9 million and a related tax benefit of $12 million for purposes of this pro forma statement of financial condition (based on the closing price of Jefferies Group Common Stock on the NYSE on February 19, 1999 of $39.75 per share). The exact amount of the tax benefit will be dependent upon the fair market value of Jefferies Group Common Stock on the date of issuance of the shares. Assuming a Jefferies Group Common Stock price range of $35 to $50, the expected tax benefit will range from approximately $11 million to approximately $14 million. The exercise of options and issuance of restricted shares is expected to result in an increase of Jefferies Group common shares outstanding of 1.2 million.

4. New JEF's share of the transaction costs for 1999 is expected to be approximately $6.3 million.

UNAUDITED PRO FORMA FINANCIAL DATA -- "New JEF"
================================================================================
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION OF New JEF (EXCLUDING DISCONTINUED OPERATION)


(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)                              DECEMBER 31, 1998 (UNAUDITED)
                                                            -----------------------------------------------
                                                            HISTORICAL
                                                            CONTINUING       PRO FORMA
                                                            OPERATIONS      ADJUSTMENTS   REF    PRO FORMA
                                                            -----------     -----------   ---   -----------
ASSETS
Cash and cash equivalents                                   $   55,581         $ 22,401   (a)   $   77,982
Receivables from brokers and dealers                         2,018,090                           2,018,090
Other Assets                                                   435,860           34,722   (b)      470,582
                                                            ----------         --------         ----------
         Total assets                                       $2,509,531         $ 57,123         $2,566,654
                                                            ==========         ========         ==========

LIABILITIES AND
STOCKHOLDER'S EQUITY
Payable to brokers and dealers                              $1,602,906                          $1,602,906
Securities sold, not yet purchased, payables to
  customers, bank loans, and accrued expenses
  and other liabilities                                        530,796          (61,789)  (c)      469,007
Long-term debt                                                 149,387                             149,387
                                                            ----------         --------         ----------
         Total liabilities                                   2,283,089          (61,789)         2,221,300
                                                            ----------         --------         ----------
Stockholders' equity                                           226,442          118,912   (d)      345,354
                                                            ----------         --------         ----------
         Total liabilities and stockholders' equity         $2,509,531         $ 57,123         $2,566,654
                                                            ==========         ========         ==========

Outstanding shares                                              21,230                              23,900 (e)
                                                            ==========                          ==========
Book value per share                                        $    10.67                          $    14.45
                                                            ==========                          ==========


See footnotes to pro forma condensed consolidated statement of financial condition on page 7.

UNAUDITED PRO FORMA FINANCIAL DATA -- "New JEF"
================================================================================
FOOTNOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

(DOLLARS IN THOUSANDS)

(a) Pro Forma Cash Adjustment includes the following:

Special cash dividend from ITGI .....................................     $  60,000
Stock option exercise proceeds ......................................         8,752
Jefferies Group CAP Plan cash payment ...............................       (40,101)
Transaction costs ...................................................        (6,250)
                                                                          ---------
   Total ............................................................     $  22,401
                                                                          =========
(b) Pro Forma Other Asset Adjustment includes the following:

Stock option exercise tax benefit ...................................     $  11,583
Jefferies Group CAP Plan distribution tax benefit ...................        23,139
                                                                          ---------
   Total ............................................................     $  34,722
                                                                          =========

(c) Pro Forma Accrued Expenses adjustment includes the following:

Elimination of Jefferies Group CAP Plan liability ...................     $ (61,789)
                                                                          =========
(d) Pro Forma Stockholders' Equity adjustment includes the following:

Special cash dividend from ITGI .....................................     $  60,000
Stock option net exercise proceeds ..................................         8,752
Transaction costs ...................................................        (6,250)
Other asset adjustments (see (b) above) .............................        34,722
Stock-based portion of Jefferies Group CAP Plan distribution ........        21,688
                                                                          ---------
   Total ............................................................     $ 118,912
                                                                          =========


(e) Outstanding share rollforward (in millions):

Shares outstanding at December 31, 1998 .............................          21.2
Jefferies Group CAP Plan termination ................................           1.5
Stock option exercises and restricted stock grants ..................           1.2
                                                                          ---------
Pro forma outstanding shares at December 31, 1998 ...................          23.9
                                                                          =========

APPENDIX A
================================================================================
UNAUDITED ANNUAL STATEMENTS OF EARNINGS -- "New JEF"

The unaudited financial data of New JEF presented below for each of the years in the five-year period ended December 31, 1998, reflects the historical financial statements of New JEF, as successor to Jefferies Group, Inc., and as reclassified to show the effects on results of operations of New JEF assuming the spin-off was consummated, and ITGI is reported as a discontinued operation.


(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)                                          YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                1998         1997         1996         1995         1994
                                                              --------     --------     --------     --------     --------
REVENUES:
      Commissions                                             $190,870     $148,940     $113,512     $ 95,892     $ 89,459
      Principal transactions                                   177,189      179,081      145,207       98,629       67,412
      Corporate finance                                        126,651      228,640       97,870       72,003       39,818
      Interest                                                  91,024       70,656       47,443       65,784       50,918
      Other                                                      4,881        3,525        2,991        1,974          948
                                                              --------     --------     --------     --------     --------
             Total revenues                                    590,615      630,842      407,023      334,282      248,555
Interest expense                                                75,153       61,314       37,840       54,343       41,587
                                                              --------     --------     --------     --------     --------
Revenues, net of interest expense                              515,462      569,528      369,183      279,939      206,968
                                                              --------     --------     --------     --------     --------

NON-INTEREST EXPENSES:
      Compensation and benefits                                321,943      373,619      234,446      175,101      127,826
      Floor brokerage and clearing fees                         32,425       26,754       21,606       15,874       15,999
      Communications                                            47,210       40,305       24,474       18,762       16,014
      Occupancy and equipment rental                            14,036       15,701       13,003       13,047       11,657
      Travel and promotional                                    17,710       15,300       10,703        7,770        7,538
      Other                                                     22,945       29,159       22,765       21,035       14,927
                                                              --------     --------     --------     --------     --------
             Total non-interest expenses                       456,269      500,838      326,997      251,589      193,961
                                                              --------     --------     --------     --------     --------
Earnings from continuing operations before income taxes         59,193       68,690       42,186       28,350       13,007
    Income taxes                                                22,992       27,334       17,772       11,928        6,375
                                                              --------     --------     --------     --------     --------
Earnings from continuing operations                             36,201       41,356       24,414       16,422        6,632
Discontinued operations, net of income tax (a)                  33,481       22,211       19,146       12,107       13,592
                                                              --------     --------     --------     --------     --------
           Net earnings                                       $ 69,682     $ 63,567     $ 43,560     $ 28,529     $ 20,224
                                                              ========     ========     ========     ========     ========

EARNINGS PER SHARE OF COMMON STOCK:
    Basic:
           Continuing operations                              $   1.62     $   1.92     $   1.06     $   0.71     $   0.28
           Discontinued operations of ITGI, net of taxes          1.50         1.03         0.84         0.52         0.56
                                                              --------     --------     --------     --------     --------
           Net Earnings                                       $   3.12     $   2.95     $   1.90     $   1.23     $   0.84
                                                              ========     ========     ========     ========     ========
    Diluted:
           Continuing operations                              $   1.58     $   1.85     $   1.04     $   0.69     $   0.27
           Discontinued operations of ITGI, net of taxes(a)       1.38         0.95         0.80         0.50         0.54
                                                              --------     --------     --------     --------     --------
           Net Earnings                                       $   2.96     $   2.80     $   1.84     $   1.19     $   0.81
                                                              ========     ========     ========     ========     ========

Weighted average shares of Common Stock:
    Basic                                                       22,346       21,552       22,980       23,270       23,956
    Diluted                                                     22,954       22,349       23,410       23,922       24,756


(a) For the year ended December 31, 1998, Jefferies Group's cost associated with the spin-off of $3.5 million or $.15 per diluted share are included in discontinued operations.



                                       A

APPENDIX B
================================================================================
UNAUDITED QUARTERLY STATEMENTS OF EARNINGS -- "New JEF"

The unaudited financial data of New JEF presented below for each of the quarters in the three-year period ended December 31, 1998, reflects the historical financial statements of New JEF, as successor to Jefferies Group, Inc., and as reclassified to show the effects on results of operations of New JEF assuming the spin-off was consummated, and ITGI is reported as a discontinued operation.


(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)                                  1998                                   1997
                                                   -----------------------------------------------     ---------------------
                                                    4th Qtr      3rd Qtr      2nd Qtr      1st Qtr      4th Qtr      3rd Qtr
                                                   -----------------------------------------------     ---------------------
Revenues:
     Commissions                                   $ 57,454     $ 49,399     $ 41,995     $ 42,022     $ 43,124     $ 35,266
     Principal transactions                          53,852       34,103       41,508       47,726       45,582       47,687
     Corporate finance                               17,047       13,489       41,716       54,399       88,164       47,511
     Interest                                        23,011       25,934       23,111       18,968       18,303       21,114
     Other                                            1,663        1,116        1,369          733        1,138          512
                                                   -----------------------------------------------     ---------------------
          Total revenues                            153,027      124,041      149,699      163,848      196,311      152,090
Interest expense                                     17,835       20,303       20,058       16,957       15,424       18,554
                                                   -----------------------------------------------     ---------------------
Revenues, net of interest expense                   135,192      103,738      129,641      146,891      180,887      133,536

NON-INTEREST EXPENSES:
     Compensation and benefits                       84,780       63,855       77,878       95,430      117,788       87,473
     Floor Brokerage and clearing fees                8,937        8,399        7,729        7,360        7,303        6,764
     Communications                                  11,599       12,213       12,486       10,912       11,809       10,103
     Occupancy and equipment rental                   3,640        3,347        3,436        3,613        4,397        4,185
     Travel and promotional                           3,428        4,203        5,125        4,954        5,296        3,161
     Other                                            6,422        4,891        6,236        5,396       12,291        6,771
                                                   -----------------------------------------------     ---------------------
          Total non-interest expenses               118,806       96,908      112,890      127,665      158,884      118,457
                                                   -----------------------------------------------     ---------------------

Earnings from continuing operations
     before income taxes                             16,386        6,830       16,751       19,226       22,003       15,079
     Income taxes                                     6,770        1,914        6,650        7,658        8,873        6,006
                                                   -----------------------------------------------     ---------------------
Earnings from continuing operations                   9,616        4,916       10,101       11,568       13,130        9,073
Discontinued operations, net of income taxes (a)      9,088       10,760        7,725        5,908        4,872        5,347
                                                   -----------------------------------------------     ---------------------
          Net earnings                             $ 18,704     $ 15,676     $ 17,826     $ 17,476     $ 18,002     $ 14,420
                                                   ===============================================     =====================

Diluted earnings per
     share from continuing operations              $   0.42     $   0.21     $   0.44     $   0.51     $   0.59     $   0.41
Diluted earnings per
     share from discontinued operations                0.37         0.45         0.32         0.24         0.20         0.22
                                                   -----------------------------------------------     ---------------------
Diluted earnings per share                         $   0.79     $   0.66     $   0.76     $   0.75     $   0.79     $   0.63
                                                   ===============================================     =====================

Diluted weighted average shares outstanding          23,097       22,965       22,909       22,864       22,399       22,300




(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)                     1997                                   1996
                                                   ---------------------     -----------------------------------------------
                                                    2nd Qtr      1st Qtr      4th Qtr      3rd Qtr      2nd Qtr      1st Qtr
                                                   ---------------------     -----------------------------------------------
Revenues:
     Commissions                                   $ 35,742     $ 34,808     $ 29,680     $ 25,180     $ 27,539     $ 31,113
     Principal transactions                          45,188       40,624       36,085       40,835       33,179       35,108
     Corporate finance                               66,008       26,957       39,715       20,299       22,008       15,848
     Interest                                        17,393       13,846       11,529       11,121       11,854       12,939
     Other                                            1,117          758          503        1,688          168          632
                                                   ---------------------     -----------------------------------------------
          Total revenues                            165,448      116,993      117,512       99,123       94,748       95,640
Interest expense                                     15,462       11,874        9,711        8,621        9,446       10,062
                                                   ---------------------     -----------------------------------------------
Revenues, net of interest expense                   149,986      105,119      107,801       90,502       85,302       85,578

NON-INTEREST EXPENSES:
     Compensation and benefits                       99,536       68,822       68,402       56,823       54,965       54,256
     Floor Brokerage and clearing fees                6,331        6,356        5,734        5,504        5,192        5,176
     Communications                                   9,966        8,427        7,444        5,845        5,989        5,196
     Occupancy and equipment rental                   3,612        3,507        3,786        3,298        2,951        2,968
     Travel and promotional                           3,534        3,309        2,946        2,604        2,635        2,518
     Other                                            5,605        4,492        7,281        5,100        5,539        4,845
                                                   ---------------------     -----------------------------------------------
          Total non-interest expenses               128,584       94,913       95,593       79,174       77,271       74,959
                                                   ---------------------     -----------------------------------------------

Earnings from continuing operations
     before income taxes                             21,402       10,206       12,208       11,328        8,031       10,619
     Income taxes                                     8,280        4,175        5,212        4,701        3,464        4,395
                                                   ---------------------     -----------------------------------------------
Earnings from continuing operations                  13,122        6,031        6,996        6,627        4,567        6,224
Discontinued operations, net of income taxes (a)      6,626        5,366        5,337        4,828        4,573        4,408
                                                   ---------------------     -----------------------------------------------
          Net earnings                             $ 19,748     $ 11,397     $ 12,333     $ 11,455     $  9,140     $ 10,632
                                                   =====================     ===============================================

Diluted earnings per
     share from continuing operations              $   0.59     $   0.27     $   0.31     $   0.29     $   0.19     $   0.26
Diluted earnings per
     share from discontinued operations                0.28         0.23         0.23         0.20         0.20         0.18
                                                   ---------------------     -----------------------------------------------
Diluted earnings per share                         $   0.87     $   0.50     $   0.54     $   0.49     $   0.39     $   0.44
                                                   =====================     ===============================================

Diluted weighted average shares outstanding          22,290       22,324       22,762       23,246       23,566       24,082


(a) For the first, second, third and fourth quarter of 1998, spin-off costs incurred by Jefferies Group of $1.5 million, $1.0 million, $550,000 and $460,000 are included in discontinued operations, respectively.


                                       B

APPENDIX C
================================================================================
UNAUDITED STATEMENTS OF FINANCIAL CONDITION -- "New JEF"

The unaudited financial data of New JEF presented below for each of the years in the five-year period ended December 31, 1998, reflects the historical financial statements of New JEF, as successor to Jefferies Group, Inc., and as reclassified to show the effects on financial condition of New JEF assuming the spin-off was consummated, and ITGI is reported as a discontinued operation.


(DOLLARS IN THOUSANDS)                                                                AS OF DECEMBER 31,
                                                            ----------------------------------------------------------------------
                                                               1998           1997           1996           1995           1994
                                                            ----------     ----------     ----------     ----------     ----------
ASSETS
Cash and cash equivalents                                   $   55,581     $   58,225     $   70,187     $   50,358     $   41,935
Cash and securities segregated and on deposit for
     regulatory purposes or deposited with clearing and
     depository organizations                                   62,518         30,977         29,107          2,294         10,152
Receivables from brokers and dealers                         2,018,090      1,269,664        965,625      1,118,154      1,149,670
Receivables from customers, officers and directors              93,526        166,284        113,872        107,158        105,880
Securities owned                                               100,797        245,055        192,962        158,701        144,940
Investments                                                     93,463        134,836         43,259         23,179         21,563
Net assets of discontinued operations                          108,333         65,057         40,789         22,598         11,257
Premises and equipment                                          20,524         23,322         22,429         21,354         20,434
Other assets                                                    65,032         64,686         55,676         16,153         32,295
                                                            ----------     ----------     ----------     ----------     ----------
                                                            $2,617,864     $2,058,106     $1,533,906     $1,519,949     $1,538,126
                                                            ==========     ==========     ==========     ==========     ==========
LIABILITIES AND
STOCKHOLDERS' EQUITY
Bank loans                                                  $   21,000     $        0     $        0     $        0     $      866
Payable to brokers and dealers                               1,597,845        981,705        805,713        864,456        840,833
Repurchase agreements                                            5,061              0              0              0         18,696
Payable to customers                                           226,774        202,255        170,384        214,555        325,396
Securities sold, not yet purchased                              39,365        188,700        123,089         82,932         60,587
Accrued expenses and other liabilities                         243,657        293,400        186,288        115,423         68,943
                                                            ----------     ----------     ----------     ----------     ----------
                                                             2,133,702      1,666,060      1,285,474      1,277,366      1,315,321
Long-term debt                                                 149,387        149,290         52,987         56,322         59,570
                                                            ----------     ----------     ----------     ----------     ----------
                                                             2,283,089      1,815,350      1,338,461      1,333,688      1,374,891
Stockholders' equity                                           334,775        242,756        195,445        186,261        163,235
                                                            ----------     ----------     ----------     ----------     ----------
                                                            $2,617,864     $2,058,106     $1,533,906     $1,519,949     $1,538,126
                                                            ==========     ==========     ==========     ==========     ==========




                                       C

APPENDIX D
================================================================================
UNAUDITED SELECTED HISTORICAL FINANCIAL DATA OF JEFFERIES GROUP, INC.


(IN THOUSANDS EXCEPT
PER SHARE AMOUNTS)                   THREE MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                 ---------------------------   ------------------------------------------------------------
                                 DECEMBER 31,   DECEMBER 31,
                                    1998           1997          1998        1997         1996         1995         1994
                                 ---------------------------   ------------------------------------------------------------
STATEMENT OF EARNINGS(a)
Net revenues                       $194,341       $215,556     $723,532     $703,038     $478,774     $351,222     $262,538

Operating income                     39,041         32,651      138,192      115,950       83,187       53,238       30,779

Earnings before income taxes
     and minority interest           39,041         32,651      138,192      115,950       83,187       53,238       39,036
Income taxes                         18,037         13,612       60,533       47,677       35,438       21,911       17,568
Minority interest                     2,300          1,037        7,977        4,706        4,189        2,798        1,244
                                 ---------------------------   ------------------------------------------------------------
Net earnings                       $ 18,704       $ 18,002     $ 69,682     $ 63,567     $ 43,560     $ 28,529     $ 20,224

EARNINGS PER SHARE
Diluted earnings per share         $   0.79       $   0.79     $   2.96     $   2.80     $   1.84     $   1.19     $   0.81

Diluted weighted average
     shares outstanding              23,097         22,399       22,954       22,349       23,410       23,922       24,756


                                                                                   AS OF DECEMBER 31,
                                                       --------------------------------------------------------------------------
                                                          1998            1997            1996            1995            1994
                                                       --------------------------------------------------------------------------
FINANCIAL CONDITION(a)
Cash, cash equivalents, and short-term investments     $  278,733      $  224,465      $  180,435      $   72,821      $   73,533
Total assets                                            2,683,640       2,099,542       1,568,087       1,536,969       1,557,348
Long-term debt                                            149,387         149,290          52,987          56,322          59,570
Stockholders' equity                                      334,775         242,756         195,445         186,261         163,235

Shares outstanding                                         21,230          20,286          20,726          22,514          22,420

SELECTED RATIOS:
Pre-tax margin (as a % of net revenue)                         19%             16%             17%             15%             15%
Return on average equity                                       24%             30%             23%             17%             13%
Book value per share outstanding                       $    15.77      $    11.97      $     9.43      $     8.28      $     7.28

(a) ITGI is fully consolidated into Jefferies Group, Inc. The minority interest in ITGI is recorded as a liability. This liability representing the minority interest is increased each period by the minority's share of net income from ITGI and such amount is deducted from the determination of net earnings of Jefferies Group, Inc.




                                       D